FOLIOBEYOND RISING RATES ETF

SCHEDULE OF INVESTMENTS at October 31, 2021 (Unaudited)

	Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 77.4%
Federal National Mortgage Association REMICS
3.500%, 6/25/51	$1,800,808	$207,064
Government National Mortgage Association
5.000%, 2/20/50	1,673,764	176,613
4.000%, 11/20/50	1,456,046	196,189
4.000%, 12/20/50	1,500,615	185,214
3.500%, 7/20/51	1,784,161	184,853
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $972,528)		949,933

UNITED STATES TREASURY OBLIGATIONS - 14.3%
United States Treasury Notes - 14.3%
1.250%, 8/15/31	180,000	175,050
TOTAL UNITED STATES TREASURY OBLIGATIONS
(Cost $175,644)		175,050

	Shares	Value
SHORT-TERM INVESTMENTS - 12.1%
Money Market Funds - 12.1%
First American Government Obligations Fund - Class X, 0.026% (1)	148,589	148,589
TOTAL SHORT-TERM INVESTMENTS
(Cost $148,589)		148,589

TOTAL INVESTMENTS IN SECURITIES - 103.8%
(Cost $1,296,761)		1,273,572
Liabilities in Excess of Other Assets - (3.8)%		(46,488)
TOTAL NET ASSETS: 100.0%		$1,227,084

(1)	The rate shown is the annualized seven-day effective yield as of October 31, 2021.

Summary of Fair Value Exposure at October 31, 2021 (Unaudited)

The FolioBeyond Rising Rates ETF (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2021:

Description	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$-	$949,933	$-	$949,933
U.S. Treasury Notes	-	175,050	-	175,050
Short-Term Investments	148,589	-	-	148,589
Total Investments in Securities	$148,589	$1,124,983	$-	$1,273,572